T. Rowe Price Funds

Supplement to prospectuses

Effective August 1, 2011, the paragraphs under “Excessive and Short-Term Trading” in section 2 of the prospectus are replaced with the following:

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following trading policy designed to deter such activity and protect the funds’ shareholders.

Subject to certain exceptions, each T. Rowe Price fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions  The following types of transactions generally are not subject to the 30-Day Purchase Block:

•    Shares purchased or redeemed in money market funds;

•    Shares purchased or redeemed through a systematic purchase or withdrawal plan;

•    Checkwriting redemptions from bond and money funds;

•    Shares purchased through the reinvestment of dividends or capital gain distributions;

•    Shares redeemed by the fund to pay fund fees or shareholder account fees;

•    Transfers and changes of account registration within the same fund;

•    Shares purchased by asset transfer or direct rollover;

•    Shares purchased or redeemed through IRA conversions and recharacterizations;

•    Transactions in Section 529 college savings plans;

•    Shares converted from one share class to another share class in the same fund; and

•    Shares of T. Rowe Price funds that are purchased by another T. Rowe Price fund, including shares purchased by T. Rowe Price fund-of-fund products, and shares purchased by discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price fund are still subject to the policy).

Transactions in certain rebalancing, asset allocation, and wrap programs and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (e.g., following the advice of a newsletter). Such persons may be barred from further purchases of T. Rowe Price funds for a period longer than 30 calendar days or permanently.

Intermediary Accounts  Intermediaries may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When intermediaries establish omnibus accounts in the T. Rowe Price funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary and may request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable). If T. Rowe Price believes that excessive or short-term trading has occurred, it will instruct the intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. There is no assurance that T. Rowe Price will be able to properly enforce its excessive and short-term trading policy for omnibus accounts. Because T. Rowe Price generally relies on intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the intermediaries’ timely performance of their responsibilities.

T. Rowe Price may allow an intermediary or other third party to maintain restrictions on trading in the T. Rowe Price funds that differ from the 30-Day Purchase Block. An alternative excessive and short-term trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price funds and their shareholders that is consistent with the excessive and short-term trading policy adopted by the funds’ Boards of Directors/Trustees.

If you invest in T. Rowe Price funds through an intermediary, you should review that firm’s materials carefully or consult with the intermediary directly to determine the trading policy that will apply to your trades in the funds and any other rules or conditions on transactions that may apply.

Retirement Plan Accounts  If shares are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper. An alternative excessive and short-term trading policy may apply to the T. Rowe Price funds where a retirement plan has its own policy deemed acceptable to T. Rowe Price. You should contact T. Rowe Price or your plan recordkeeper to determine which of your transactions are subject to the fund’s 30-Day Purchase Block or an alternative policy.

Effective Date  The new excessive and short-term trading policy becomes effective on August 1, 2011, and the 30-Day Purchase Block applicable to the T. Rowe Price funds will apply to shares of a fund account that are redeemed on or after that date.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

The date of this supplement is July 1, 2011.

G01-041    7/1/11